Statement of Additional Information (SAI) Supplement American Century Strategic Asset Allocations, Inc. (SAI dated April 1, 2014)

Supplement dated August 1, 2014

The following replaces the management fee schedule under the Investment Advisor section for Strategic Allocation: Aggressive Fund on page 44.

Fund	Class	Percentage of Strategy Assets
Strategic Allocation: Aggressive	Investor, A, B, C and R	1.15% of first $1 billion 1.05% of next $1 billion 1.00% of next $1 billion 0.95% of next $2 billion 0.90% over $5 billion
	Institutional	0.95% of first $1 billion 0.85% of next $1 billion 0.80% of next $1 billion 0.75% of next $2 billion 0.70% over $5 billion
	R6	0.80% of first $1 billion 0.70% of next $1 billion 0.65% of next $1 billion 0.60% of next $2 billion 0.55% over $5 billion

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